Exhibit 32.2

                          CERTIFICATION

            Certification of Chief Financial Officer
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                     18 U.S.C. Section 1350

     In connection with the Quarterly Report of Biochem Solutions, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Garth Jensen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1)  The  Report fully complies with the requirements of  Section
     13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

 2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

Date: November 16, 2006


                                        /s/   Garth Jensen
                                        ------------------------
                                        Garth Jensen
                                        Chief Financial Officer